                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ W. E. Bradford
                                        W. E. Bradford
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Samuel B. Casey
                                        Samuel B. Casey, Jr.
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Lawrence S. Eagleburger
                                        Lawrence S. Eagleburger
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Rawles Fulgham
                                        Rawles Fulgham
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ John A. Gavin
                                        John A. Gavin
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Ray L. Hunt
                                        Ray L. Hunt
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ J. Landis Martin
                                        J. Landis Martin
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ John J. Murphy
                                        John J. Murphy, Chairman of the
                                        Board and Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Lionel H. Olmer
                                        Lionel H. Olmer
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Jay A. Precourt
                                        Jay A. Precourt
                                        Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ B. D. St. John
                                        B. D. St. John
                                        Vice Chairman and Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 19th day of January, 1995.


                                        /s/ Richard W. Vieser
                                        Richard W. Vieser
                                        Director